UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2018

WESTERN ASSET

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended July 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 31, 2018, Western Asset Global Strategic Income Fund was renamed Western Asset Income Fund to better represent the Fund’s primary focus on high current income. The Fund’s investment objective and strategies did not change as a result of this name change. Concurrently on this date, the contractual management fee paid by the Fund was reduced, with corresponding reductions to the total operating expense cap arrangements for applicable classes. Additionally, effective May 1, 2018, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Annabel Rudebeck and Mark S. Lindbloom. These investment professionals, all of whom are employed by Western Asset Management Company, LLC (formerly known as Western Asset Management Company), work together with a broader investment management team. For more information, please see the prospectus supplements dated February 8, 2018 and May 1, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

Western Asset Income Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended July 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.8% and 2.3%, respectively. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s second reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.2%. The acceleration in GDP growth in the second quarter of 2018 reflected positive contributions from personal consumption expenditures (“PCE”), exports, federal government spending and state and local government spending, along with a smaller decrease in residential fixed investment. These were partly offset by a downturn in private inventory investment and a deceleration in nonresidential fixed investment. Imports decreased after increasing in the first quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on July 31, 2018, the unemployment rate was 3.9%, versus 4.4% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In July 2018, 22.7% of Americans looking for a job had been out of work for more than six months, versus 24.7% when the period began.

Turning to the global economy, in its July 2018 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “Global growth is projected to reach 3.9 percent in 2018 and 2019, in line with the forecast of the April 2018 World Economic Outlook, but the expansion is becoming less even, and risks to the outlook are mounting. The rate of expansion appears to have peaked in some major economies and growth has become less synchronized.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.2%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.0% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.9% in 2018, versus 4.7% in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to

IV	Western Asset Income Fund

buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018, after the reporting period ended. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Western Asset Income Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, including emerging market corporate debt, mortgage- and asset-backed securities, sovereign debt, including emerging market sovereign debt, and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the U.S.) and will invest at least 35% of its assets in foreign securities.

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio, as estimated by the subadviser, is normally expected to be between zero and ten years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended July 31, 2018. The spread sectors (non-Treasuries) experienced

Western Asset Income Fund 2018 Annual Report	1

Fund overview (cont’d)

periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve Board (the “Fed”)iii, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.34% and ended the period at 2.67%. The low for the period of 1.27% took place on September 7 and September 8, 2017 and the high for the period of 2.69% occurred on July 26, 2018. The yield for the ten-year Treasury began the reporting period at 2.30% and ended the period at 2.96%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 3.11% took place on May 17, 2018.

All told, the Bloomberg Barclays U.S. Universal Indexiv returned -0.56% for the twelve months ended July 31, 2018. For comparison purposes, riskier fixed-income securities, including high yield bond and emerging market debt, produced mixed results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv and JPMorgan Emerging Markets Bond Index Globalvi returned 2.60% and -1.09%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. As the yield curvevii continued to flatten over the reporting period, we adjusted the Fund’s yield curve positioning, adding to the short-end of the yield curve while also moving to an underweight at the long end of the curve. Within credit, we pared the Fund’s exposure to both investment-grade and high-yield corporate bonds. While overall credit spreads were relatively flat over the reporting period, segments of the market tightened considerably. For instance, the option adjusted spreadviii on the Bloomberg Barclays U.S. Corporate High Yield Indexix tightened roughly 16 basis points (“bps”) to 336 bps by July 31, 2018. Additionally, we increased the Fund’s allocation to bank loans given their floating-rate nature and low volatility characteristics relative to high-yield corporate bonds.

As the U.S. dollar strengthened versus most global currencies over the period, we tactically reduced the Fund’s positions in emerging market U.S. dollar-denominated sovereigns and corporates, while adding to local-currency emerging market sovereign issues. Finally, as real estate fundamentals improved with strong demand and limited supply, we increased the Fund’s allocations to commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”).

During the reporting period, interest rate options, futures and swaps were used to manage the Fund’s duration and yield curve exposure. They were a headwind for returns. Equity index options, which were utilized primarily for hedging purposes, detracted from performance. Currency options and foreign exchange forwards were utilized to express our positive or negative views on various developed market and emerging market currencies. They also detracted from performance during the reporting period.

2	Western Asset Income Fund 2018 Annual Report

Performance review

For the twelve months ended July 31, 2018, Class A shares of Western Asset Income Fund, excluding sales charges, returned 0.45%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Universal Index returned, -0.56% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 0.96% over the same time frame.

Performance Snapshot as of July 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Income Fund:
Class A	-2.32%	0.45%
Class C	-2.67%	-0.43%
Class C1[2]	-2.47%	0.08%†
Class I	-2.16%	0.61%
Class IS	-2.27%	0.70%
Bloomberg Barclays U.S. Universal Index	-0.51%	-0.56%
Lipper Multi-Sector Income Funds Category Average[1]	-0.67%	0.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2018 for Class A, Class C, Class C1, Class I and Class IS shares were 5.09%, 4.54%, 5.07%, 5.61% and 5.70%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 5.02%, 4.45%, 4.99%, 5.45% and 5.59%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2017, as supplemented February 8, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.99%, 1.70%, 1.40%, 0.71% and 0.61%, respectively.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return for Class C1 shares for the twelve months ended July 31, 2018 would have been -0.08%.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 321 funds for the six-month period and among the 316 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Income Fund 2018 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.80% for Class C shares, 0.70% for Class I shares and 0.60% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its securitized products exposure, as fundamentals in the broader real estate market improved. In particular, allocations to credit risk-transfer deals in the non-agency RMBS space and single-asset single-borrower deals in the CMBS space were additive for returns. The Fund’s corporate bond exposure, specifically its allocation to high-yield corporate bonds, also contributed to performance.

A number of individual credits were beneficial for results, including our overweight positions in BioScrip Inc., Valeant Pharmaceuticals International Inc. and Williams Cos Inc. Both BioScrip Inc. and Valeant Pharmaceuticals International Inc. benefited from improved operating results. Valeant Pharmaceuticals International Inc. also had a number of successful asset sales and well-timed capital markets transactions to aid in its pay down of debt. Williams Cos. Inc. experienced better operating results and benefited from higher oil prices during the reporting period.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. However, detracting from the Fund’s relative performance was its currency positioning. In particular, a short position in the euro and a long position in the Mexican peso were the primary detractors from returns. Additionally, the combination of the Fund’s duration and yield curve positioning had a negative impact on performance during the overall reporting period.

Individual credits that detracted from performance included the Fund’s overweight positions in PetSmart Inc. and DISH Networks Corp. Experiencing declining same store sales, PetSmart Inc. is in the process of transforming its business after its acquisition of an online pet supplies retailer. DISH Networks Corp. is similarly facing a changing competitive landscape as pay-television providers face declining subscriber counts.

4	Western Asset Income Fund 2018 Annual Report

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management

Company, LLC

August 21, 2018

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 43 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2018 were: Sovereign Bonds (16.1%), Collateralized Mortgage Obligations (15.9%), Consumer Discretionary (13.9%), Asset Backed Securities (8.8%) and Financials (7.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Income Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii	An option-adjusted spread (“OAS”) is a measurement tool for evaluating price differences between similar products net of any embedded options. A larger OAS implies a greater return for greater risks.

ix

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

6	Western Asset Income Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2018 and July 31, 2017 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Income Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2018 and held for the six months ended July 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.32%	$1,000.00	$976.80	1.03%	$5.05	Class A	5.00%	$1,000.00	$1,019.74	1.03%	$5.16
Class C	-2.67	1,000.00	973.30	1.74	8.51	Class C	5.00	1,000.00	1,016.22	1.74	8.70
Class C1	-2.47	1,000.00	975.30	1.36	6.66	Class C1	5.00	1,000.00	1,018.10	1.36	6.80
Class I	-2.16	1,000.00	978.40	0.75	3.68	Class I	5.00	1,000.00	1,021.12	0.75	3.76
Class IS	-2.27	1,000.00	977.30	0.64	3.14	Class IS	5.00	1,000.00	1,021.62	0.64	3.21

8	Western Asset Income Fund 2018 Annual Report

[1]	For the six months ended July 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Income Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]†	Class I	Class IS
Twelve Months Ended 7/31/18	0.45%	-0.43%	0.08%	0.61%	0.70%
Five Years Ended 7/31/18	3.65	2.86	3.24	3.93	N/A
Ten Years Ended 7/31/18	6.21	N/A	5.78	6.51	N/A
Inception* through 7/31/18	—	2.76	—	—	3.29

With sales charges[3]	Class A	Class C	Class C1[2]†	Class I	Class IS
Twelve Months Ended 7/31/18	-3.87%	-1.38%	-0.87%	0.61%	0.70%
Five Years Ended 7/31/18	2.74	2.86	3.24	3.93	N/A
Ten Years Ended 7/31/18	5.75	N/A	5.78	6.51	N/A
Inception* through 7/31/18	—	2.76	—	—	3.29

Cumulative total returns
Without sales charges[1]
Class A (7/31/08 through 7/31/18)	82.74%
Class C (Inception date of 8/1/12 through 7/31/18)	17.71
Class C1[2] (7/31/08 through 7/31/18)	75.43
Class I (7/31/08 through 7/31/18)	87.81
Class IS (Inception date of 10/23/14 through 7/31/18)	13.00

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	The total returns include gains from settlement of security litigations. Without these gains, the total returns would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10,1995 and October 23, 2014, respectively.

10	Western Asset Income Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Income Fund vs. Bloomberg Barclays U.S. Universal Index† — July 2008 - July 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Income Fund on July 31, 2008, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2018. The hypothetical illustration also assumes a $10,000 investment, in the Bloomberg Barclays U.S. Universal Index. The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

Western Asset Income Fund 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — July 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Income Fund	— Western Asset Income Fund

12	Western Asset Income Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — July 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Income Fund	— Western Asset Income Fund

Western Asset Income Fund 2018 Annual Report	13

Schedule of investments

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 38.2%
Consumer Discretionary — 7.8%
Auto Components — 0.7%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	600,000		$553,500	(a)
IHO Verwaltungs GmbH, Senior Secured Notes, (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,050,000		990,150	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,410,000		1,440,647	(a)
Total Auto Components					2,984,297
Diversified Consumer Services — 0.9%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	730,000		750,987	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,307,981	(c)
Prime Security Services Borrower LLC/Prime Finance Inc.	9.250%	5/15/23	1,060,000		1,138,175	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	520,000		500,500	(a)
Total Diversified Consumer Services					3,697,643
Hotels, Restaurants & Leisure — 2.2%
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,617,604	(c)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	410,000		411,931	(a)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.250%	6/1/25	70,000		71,637
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	40,000		40,744
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.750%	6/1/28	930,000		948,315
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	240,000		234,600
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,450,000		1,413,750
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.	10.250%	11/15/22	330,000		358,463	(a)
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	525,000		526,969	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,710,000		1,831,837
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	594,000		645,975	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,180,000		1,158,170	(a)
Total Hotels, Restaurants & Leisure					9,259,995
Household Durables — 0.2%
Lennar Corp., Senior Notes	4.750%	11/29/27	670,000		633,150	(a)
Media — 3.0%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,900,000		2,878,250	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	950,000		948,812	(a)
American Media Inc.	5.500%	9/1/21	700,000		699,125	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		413,700	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	630,000		603,030	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	900,000		849,938	(a)

See Notes to Financial Statements.

14	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	60,000		$61,129
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	400,000		382,978
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		195,412
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	270,000		267,626
DISH DBS Corp., Senior Notes	5.875%	11/15/24	420,000		350,175
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,250,000		1,096,875
Meredith Corp., Senior Notes	6.875%	2/1/26	440,000		444,400	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	610,000		561,200	(a)
Urban One Inc., Senior Secured Notes	7.375%	4/15/22	1,090,000		1,076,375	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	792,000	GBP	1,064,099	(c)
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,001,902	(c)
Total Media					12,895,026
Specialty Retail — 0.4%
Hertz Corp., Senior Notes	5.875%	10/15/20	420,000		417,312
L Brands Inc., Senior Notes	5.250%	2/1/28	700,000		616,875
Masaria Investments SAU, Senior Secured Bonds	5.000%	9/15/24	150,000	EUR	166,808	(a)
Tendam Brands SAU (3 mo. Euribor + 5.250%, 5.250% floor)	5.250%	9/15/24	440,000	EUR	488,788	(a)(i)
Total Specialty Retail					1,689,783
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,890,000		1,835,663	(a)
Total Consumer Discretionary					32,995,557
Consumer Staples — 0.4%
Food & Staples Retailing — 0.2%
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000		709,511	(c)
Food Products — 0.2%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	380,000		373,825	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	530,000		522,713	(a)
Total Food Products					896,538
Total Consumer Staples					1,606,049
Energy — 6.5%
Energy Equipment & Services — 0.1%
Ensco PLC, Senior Notes	7.750%	2/1/26	200,000		193,750

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	15

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 6.4%
Berry Petroleum Co. Escrow	—	—	220,000	$0	*(d)(e)(f)
Berry Petroleum Co., LLC, Senior Notes	7.000%	2/15/26	490,000	512,050	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	610,000	616,100	(a)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	220,000	232,925	(a)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	820,000	842,550
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	90,000	92,475	(a)
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	480,000	478,478
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	550,000	563,750	(a)
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,300,000	1,326,000	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	520,000	560,950	(a)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	910,000	886,113
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	440,000	440,550	(a)
Diamondback Energy, Inc., Senior Notes	5.375%	5/31/25	180,000	180,675
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	160,000	156,800	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	260,000	255,125	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	9.375%	5/1/24	770,000	637,175	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	270,000	207,225	(a)
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,140,000	1,110,754	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	495,000
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	300,000	281,250
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,360,000	1,367,160	(a)
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	205,079	(a)
MEG Energy Corp.	6.500%	1/15/25	380,000	375,250	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,670,000	1,517,612	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	660,000	815,100	(a)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	1,280,000	1,225,088	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000	1,413,594
QEP Resources Inc., Senior Notes	5.250%	5/1/23	960,000	950,400
QEP Resources Inc., Senior Notes	5.625%	3/1/26	120,000	115,950
Range Resources Corp., Senior Notes	5.000%	3/15/23	640,000	616,800
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	790,000	951,950	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	360,000	419,400	(a)

See Notes to Financial Statements.

16	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000		$168	*(g)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	800,000		819,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	690,000		696,900
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,740,000		4,927,450
WPX Energy Inc., Senior Notes	8.250%	8/1/23	670,000		761,321
WPX Energy, Inc., Senior Notes	5.750%	6/1/26	150,000		150,938
Total Oil, Gas & Consumable Fuels					27,205,105
Total Energy					27,398,855
Financials — 7.4%
Banks — 5.1%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000		241,944	(a)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (7.000% to 2/19/19 then EUR 5 year swap annual + 6.155%)	7.000%	2/19/19	1,200,000	EUR	1,440,909	(c)(h)(i)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	200,000		206,702	(a)(h)(i)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	200,000		211,900	(a)(h)(i)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	340,000		368,688
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	660,000		663,592	(i)
CIT Group Inc., Subordinated Notes	6.125%	3/9/28	490,000		515,725
Citigroup Inc., Senior Notes	4.650%	7/30/45	553,000		565,378
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	400,000		380,008
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	440,000		464,200	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	710,000		781,300	(a)(h)(i)
HSBC Holdings PLC, Junior Subordinated Notes (6.250% to 3/23/23 then USD 5 year ICE Swap Rate + 3.453%)	6.250%	3/23/23	490,000		494,288	(h)(i)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	400,000		402,500	(h)(i)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	490,000		481,303	(h)(i)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	430,000		436,998	(i)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		503,326
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		985,237	(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	3,300,000		3,050,099	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	960,000		892,698	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	17

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000		$1,218,183	(c)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	670,000		688,425	(a)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year Swap Rate + 4.760%)	7.500%	6/27/24	230,000		238,050	(h)(i)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,340,000		1,330,538
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,237,177	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	270,000		292,032	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		159,227
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	460,000		468,846
Santander UK Group Holdings PLC, Junior Subordinated Bonds, (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	790,000	GBP	1,090,575	(c)(h)(i)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,067,531	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		730,794	(a)
Total Banks					21,608,173
Capital Markets — 0.4%
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap rate + 4.600%)	7.500%	7/17/23	610,000		629,062	(a)(h)(i)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 12/11/23 then USD 5 year Swap rate + 4.598%)	7.500%	12/11/23	270,000		288,552	(a)(h)(i)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	370,000		351,503
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		155,823
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		83,733	(a)
Total Capital Markets					1,508,673
Diversified Financial Services — 1.1%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	500,000		412,500	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	463,000		457,212	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	710,000		699,350	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	680,000		632,400	(a)
Jerrold Finco PLC, Senior Secured Notes	6.125%	1/15/24	570,000	GBP	741,938	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	552,000		554,070	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	880,000		871,200	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	422,000		430,440	(a)
Total Diversified Financial Services					4,799,110
Insurance — 0.4%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	14,128		19,002	(a)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.337%	2/12/23	64,343		64,906	(a)(i)

See Notes to Financial Statements.

18	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	890,000		$866,637	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	749,912	(c)
Total Insurance					1,700,457
Thrifts & Mortgage Finance — 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,400,000		1,402,100	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	560,000		523,068	(a)
Total Thrifts & Mortgage Finance					1,925,168
Total Financials					31,541,581
Health Care — 3.4%
Health Care Equipment & Supplies — 0.4%
DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	850,000		877,625	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	930,000		939,300	(a)
Total Health Care Equipment & Supplies					1,816,925
Health Care Providers & Services — 2.3%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,200,000		1,156,500
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	1,979,000		2,068,055	(e)(i)(j)
Centene Corp., Senior Notes	6.125%	2/15/24	80,000		84,400
Centene Corp., Senior Notes	4.750%	1/15/25	820,000		821,025
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,670,000		1,688,256
HCA Inc., Debentures	7.500%	11/15/95	410,000		404,875
HCA Inc., Senior Notes	5.375%	2/1/25	1,000,000		1,015,000
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,610,000		1,531,110
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	400,000		415,000	(a)(b)
Tenet Healthcare Corp.	7.500%	1/1/22	270,000		283,838	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	240,000		256,500
Total Health Care Providers & Services					9,724,559
Pharmaceuticals — 0.7%
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	30,000		29,343
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	24,000		23,823
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	590,000	EUR	658,701	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	270,000		248,548
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	210,000		195,948
Valeant Pharmaceuticals International Inc., Senior Notes	9.250%	4/1/26	990,000		1,055,587	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	8.500%	1/31/27	740,000		761,830	(a)
Total Pharmaceuticals					2,973,780
Total Health Care					14,515,264
Industrials — 4.4%
Aerospace & Defense — 0.2%
Heligear Acquisition Co., Senior Secured Notes	10.250%	10/15/19	707,000		718,128	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	19

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Air Freight & Logistics — 0.6%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	2,480,000		$2,504,800
Building Products — 0.3%
Standard Industries Inc., Senior Notes	5.375%	11/15/24	1,130,000		1,124,689	(a)
Commercial Services & Supplies — 0.3%
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	510,000		493,425
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	890,000		833,556
Total Commercial Services & Supplies					1,326,981
Construction & Engineering — 0.1%
CalAtlantic Group Inc.	5.250%	6/1/26	250,000		235,938
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	6.875%	1/10/39	1,130,000		1,428,045
Machinery — 1.1%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	520,000		512,200	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	840,000		783,300	(a)
Blueline Rental Finance Corp./Blueline Rental LLC, Secured Notes	9.250%	3/15/24	1,910,000		2,022,212	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	490,000		507,763	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	330,000		342,375
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	618,000		627,270
Total Machinery					4,795,120
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,188,000	(a)
Road & Rail — 0.6%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,427,482	(c)
Union Pacific Corp., Senior Notes	4.500%	9/10/48	850,000		891,524
Total Road & Rail					2,319,006
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc.	5.250%	8/1/26	250,000		252,813	(a)
Ashtead Capital Inc.	4.375%	8/15/27	830,000		792,401	(a)
Total Trading Companies & Distributors					1,045,214
Transportation Infrastructure — 0.4%
Neovia Logistics Services LLC/Neovia Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	150,000		89,250	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,890,000		1,667,925	(a)
Total Transportation Infrastructure					1,757,175
Total Industrials					18,443,096

See Notes to Financial Statements.

20	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.4%
Communications Equipment — 0.1%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	400,000		$385,500	(a)
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	5.000%	12/15/27	810,000		763,931	(a)
Software — 0.1%
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	430,000		437,525	(a)
Total Information Technology					1,586,956
Materials — 3.7%
Chemicals — 0.1%
Monitchem HoldCo 2 SA, Senior Notes	6.875%	6/15/22	367,000	EUR	385,565	(c)
Containers & Packaging — 0.8%
ARD Securities Finance SARL, Senior Secured Notes, (8.750% PIK)	8.750%	1/31/23	640,000		643,200	(a)(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	220,000		230,175	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	800,000		783,000	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,260,000		1,392,300
Suzano Austria GmbH	5.750%	7/14/26	560,000		583,072	(c)
Total Containers & Packaging					3,631,747
Metals & Mining — 2.8%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,590,000		1,641,675	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	400,000		368,421	(a)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	1,360,000		1,376,150	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	560,000		563,500	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	330,000		333,300	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	550,000		507,375
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,770,000		1,580,610
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,200,000		1,152,443	(a)
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	240,000		248,100	(a)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	370,000		383,875	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	372,916		4,195	*(a)(g)
Northwest Acquisitions ULC/Dominion Finco Inc.	7.125%	11/1/22	680,000		680,000	(a)
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	80,000		73,600
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000		452,025
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000		981,475
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	1,470,000		1,468,196
Total Metals & Mining					11,814,940
Total Materials					15,832,252

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	21

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 1.0%
Equity Real Estate Investment Trusts (REITs) — 0.6%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	560,000	$561,400
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	400,000	390,000
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	880,000	853,600
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	740,000	758,094	(a)
Total Equity Real Estate Investment Trusts (REITs)				2,563,094
Real Estate Management & Development — 0.4%
Country Garden Holdings Co., Ltd., Senior Secured Notes	7.250%	4/4/21	610,000	619,712	(c)
Swire Pacific MTN Financing LTD, Senior Notes	4.500%	10/9/23	1,230,000	1,267,661	(c)
Total Real Estate Management & Development				1,887,373
Total Real Estate				4,450,467
Telecommunication Services — 2.5%
Diversified Telecommunication Services — 1.1%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	660,000	674,850	(a)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	740,000	791,800
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,315,000	1,323,219	(a)
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	380,000	364,746
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	1,500,000	1,357,500
Total Diversified Telecommunication Services				4,512,115
Wireless Telecommunication Services — 1.4%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	810,000	838,350	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	920,000	992,450
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	570,000	669,750
Sprint Corp., Senior Notes	7.250%	9/15/21	10,000	10,538
Sprint Corp., Senior Notes	7.125%	6/15/24	420,000	432,338
Sprint Corp., Senior Notes	7.625%	2/15/25	755,000	791,338
Sprint Corp., Senior Notes	7.625%	3/1/26	310,000	322,400
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	670,000	622,061
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	1,030,000	1,033,069
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	260,000	271,149
Total Wireless Telecommunication Services				5,983,443
Total Telecommunication Services				10,495,558

See Notes to Financial Statements.

22	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.5%
Electric Utilities — 0.2%
Enel SpA, Junior Subordinated Bonds (7.750% to 9/10/20 then GBP 5 year Swap Rate + 5.662%)	7.750%	9/10/75	740,000	GBP	$1,075,684	(c)(i)
Water Utilities — 0.3%
Anglican (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,084,375	(c)
Total Utilities					2,160,059
Total Corporate Bonds & Notes (Cost — $163,535,690)					161,025,694
Sovereign Bonds — 16.1%
Argentina — 2.1%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	41.961%	6/21/20	57,950,000	ARS	2,123,028	(i)
Argentine Bonos del Tesoro, Bonds	21.200%	9/19/18	1,562,000	ARS	55,351
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	64,935,000	ARS	1,947,787
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	610,000		581,946
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	510,000		487,688
Argentine Republic Government International Bond, Senior Notes	7.125%	7/6/36	2,530,000		2,139,431
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	270,000		229,806
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	1,590,000		1,456,853	(a)
Total Argentina					9,021,890
Australia — 0.5%
Australia Government Bond	5.750%	7/15/22	2,500,000	AUD	2,107,781	(c)
Brazil — 2.0%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	13,522,000	BRL	3,685,793
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	1,009,000	BRL	267,208
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	10,605,000	BRL	2,680,184
Brazilian Government International Bond	6.000%	4/7/26	1,800,000		1,909,818
Total Brazil					8,543,003
Ecuador — 0.5%
Ecuador Government International Bond	8.750%	6/2/23	420,000		420,525	(a)
Ecuador Government International Bond	9.625%	6/2/27	1,900,000		1,917,955	(a)
Total Ecuador					2,338,480
Egypt — 0.2%
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	920,000		935,087	(c)

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	23

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ghana — 0.6%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	920,000		$993,970	(c)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	1,300,000		1,346,357	(a)
Total Ghana					2,340,327
Honduras — 0.2%
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	900,000		929,034	(c)
Indonesia — 3.9%
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	6,070,000		6,358,938	(c)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	4,850,000,000	IDR	330,658
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	50,137,000,000	IDR	3,597,952
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	93,050,000,000	IDR	6,135,041
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	1,597,000,000	IDR	111,252
Total Indonesia					16,533,841
Jamaica — 0.3%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	1,010,000		1,115,777
Kazakhstan — 0.4%
Kazakhstan Government International Bond	5.125%	7/21/25	1,610,000		1,732,978	(c)
Kenya — 0.0%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		204,387	(c)
Mexico — 1.9%
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,250,000		1,217,938
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	7,180,000		6,756,380
Total Mexico					7,974,318
Nigeria — 0.4%
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	1,070,000		1,108,311	(c)
Nigeria Government International Bond, Senior Notes	7.625%	11/28/47	420,000		405,492	(a)
Total Nigeria					1,513,803
Russia — 2.2%
Russian Federal Bond — OFZ, Bonds	7.050%	1/19/28	609,161,000	RUB	9,426,559
Senegal — 0.7%
Senegal Government International Bond	6.750%	3/13/48	1,090,000		991,791	(a)
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	1,900,000		1,796,594	(a)
Total Senegal					2,788,385
Uruguay — 0.2%
Uruguay Government International Bond	8.500%	3/15/28	8,500,000	UYU	244,001	(a)
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	18,400,000	UYU	599,545	(a)
Total Uruguay					843,546
Total Sovereign Bonds (Cost — $75,245,246)					68,349,196

See Notes to Financial Statements.

24	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — 15.9%
Banc of America Funding Corp., 2015-R3 1A2	2.610%	3/27/36	3,043,466	$2,227,854	(a)(i)
Banc of America Mortgage Trust, 2005-C 2A1	4.021%	4/25/35	47,108	44,759	(i)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.785%	8/10/45	1,163,114	879,179	(a)(i)
BCAP LLC Trust, 2011-RR2 1A4 (6 mo. USD LIBOR + 2.400%)	4.381%	7/26/36	4,494,625	3,266,345	(a)(i)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18, AJ	6.155%	6/11/50	58,991	58,924	(i)
BX Trust, 2017-IMC G (1 mo. USD LIBOR + 5.500%)	7.572%	10/15/32	3,050,000	3,069,987	(a)(i)
BX Trust MZ, 2018-GWMZ, MC (1 mo. LIBOR + 5.488%)	7.560%	5/15/37	1,700,000	1,637,187	(a)(i)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.133%	12/10/49	1,246,000	587,875	(i)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	505,273	(a)(i)
Citigroup Commercial Mortgage Trust, 2015-SSHP F (1 mo. USD LIBOR + 2.944%)	5.016%	9/15/27	2,750,000	2,721,788	(a)(i)
Commercial Mortgage Trust, 2013-CR7 G	4.284%	3/10/46	1,500,000	1,000,352	(a)(i)
Commercial Mortgage Trust, 2015-CR25 E	4.545%	8/10/48	1,500,000	993,959	(a)(i)
Commercial Mortgage Trust, 2015-CR25 F	4.545%	8/10/48	700,000	347,179	(a)(i)
Countrywide Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%)	2.664%	1/25/36	199,342	191,267	(i)
Countrywide Alternative Loan Trust, 2006-18CB, A6 (-4.000 x 1 mo. USD LIBOR + 28.600%)	20.345%	7/25/36	430,250	591,604	(i)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.387%	6/15/38	114,491	71,337	(i)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	249,032	182,790
Credit Suisse Mortgage Trust, 2014-11R 14A1 (1 mo. USD LIBOR + 0.200%)	2.291%	6/27/46	334,258	332,293	(a)(i)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	449,693	(a)(i)
Credit Suisse Mortgage Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.620%)	9.692%	7/15/32	2,900,000	2,892,382	(a)(i)
CSMC Trust, 2006-1 1A2 (-5.500 x 1 mo. USD LIBOR + 30.525%)	19.175%	2/25/36	502,405	601,171	(i)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	1,040,133	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	12.814%	3/25/25	1,117,624	1,516,522	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Multifamily Structured Pass Through Certificates, K720 X3, IO	1.330%	8/25/42	19,810,000	922,144	(i)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	6.914%	10/25/29	950,000	1,079,666	(a)(i)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.314%	1/25/29	2,770,000	3,138,338	(a)(i)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03, 1M2 (1 mo. USD LIBOR + 3.000%)	5.064%	10/25/29	940,000	1,012,548	(a)(i)

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	25

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (k) — continued
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.214%	2/25/30	2,050,000	$2,186,565	(a)(i)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01, 1B1 (1 mo. USD LIBOR + 3.550%)	5.614%	7/25/30	1,070,000	1,063,956	(a)(i)
GE Business Loan Trust, 2006-2A D (1 mo. LIBOR + 0.750%)	2.822%	11/15/34	146,826	137,438	(a)(i)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	100,000	33,421	(i)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	558,303	517,827	(i)
Government National Mortgage Association (GNMA), 2011-127 IO	0.425%	3/16/47	2,226,853	32,475	(i)
Government National Mortgage Association (GNMA), 2012-55 IO	0.488%	4/16/52	3,818,497	65,391	(i)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	182,178	157,290
GS Mortgage Securities Trust, 2014-GC26 D	4.659%	11/10/47	3,560,000	3,054,428	(a)(i)
GS Mortgage Securities Trust, 2018-SRP5, C (1 mo. LIBOR + 3.750%)	5.822%	9/15/31	1,240,000	1,243,308	(a)(i)
GSMPS Mortgage Loan Trust 2006-RP1 1A2	7.500%	1/25/36	995,777	1,047,681	(a)
Hilton USA Trust, 2016-SFP F	6.155%	11/5/35	1,060,000	1,076,351	(a)
IMPAC CMB Trust Series, 2005-5 A1 (1 mo. USD LIBOR + 0.640%)	2.704%	8/25/35	162,915	152,892	(i)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.334%	11/25/36	1,321,900	958,975	(i)
IMPAC Secured Assets Trust, 2006-4 A2B (1 mo. USD LIBOR + 0.170%)	2.234%	1/25/37	692,609	667,743	(i)
IndyMac INDX Mortgage Loan Trust, 2005-AR1, 1A1 (6 mo. USD LIBOR + 1.900%)	3.836%	3/25/35	137,387	139,195	(i)
JP Morgan Chase Commercial Mortgage Securities Trust, 2006-LDP9, AJS	5.386%	5/15/47	450,000	192,050	(i)
JP Morgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.208%)	10.208%	6/15/35	2,750,000	2,750,000	(a)(d)(i)(l)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9, AJ	5.411%	5/15/47	790,000	566,306
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18, AJ	5.502%	6/12/47	1,510,000	1,257,208	(i)
Lone Star Portfolio Trust, 2015-LSMZ, M (1 mo. USD LIBOR + 7.218%)	9.315%	9/15/20	1,028,650	1,028,332	(a)(i)
Lone Star Portfolio Trust, 2015-LSP, F (1 mo. USD LIBOR + 6.900%)	8.972%	9/15/28	1,621,123	1,637,461	(a)(i)
LSTAR Securities Investment Ltd., 2018-2 A2 (1 mo. USD LIBOR + 2.500%)	4.582%	4/1/23	1,110,000	1,112,484	(a)(i)
MASTR Reperforming Loan Trust, 2005-1, 1A3	7.000%	8/25/34	28,928	28,418	(a)
ML-CFC Commercial Mortgage Trust, 2007-5, AJ	5.450%	8/12/48	157,032	124,212	(i)
ML-CFC Commercial Mortgage Trust, 2007-5, AJFL	5.450%	8/12/48	30,851	24,403	(a)(i)
ML-CFC Commercial Mortgage Trust, 2007-9, AJ	6.098%	9/12/49	722,995	569,196	(i)

See Notes to Financial Statements.

26	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (k) — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.528%	10/15/48	1,740,000		$1,313,996	(a)(i)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.528%	10/15/48	780,000		449,950	(a)(i)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	738,113		573,207
Morgan Stanley Capital I Trust, 2007-IQ13, AJ	5.438%	3/15/44	28,428		28,503
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. USD LIBOR + 0.500%)	2.564%	4/25/35	1,303,437		1,004,562	(i)
Multifamily Trust, 2016-1, B	7.736%	4/25/46	1,828,140		1,923,927	(a)(i)
Nomura Resecuritization Trust, 2015-4R, 2A2 (1 mo. USD LIBOR + 0.306%)	2.231%	10/26/36	2,292,926		1,855,417	(a)(i)
Nomura Resecuritization Trust, 2015-8R 4A4	2.493%	11/25/47	2,309,544		1,484,120	(a)(i)
Starwood Retail Property Trust, 2014-STAR, E (1 mo. USD LIBOR + 4.150%)	6.222%	11/15/27	1,450,000		1,372,291	(a)(i)
Structured Asset Mortgage Investments II Trust, 2006-AR5 2A1 (1 mo. USD LIBOR + 0.210%)	2.274%	5/25/46	243,297		206,256	(i)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000		315,127	(a)(i)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	830,000		395,984	(a)(i)
Washington Mutual Inc., Mortgage Pass-Through Certificates Trust, 2005-AR19, A1A1 (1 mo. USD LIBOR + 0.270%)	2.334%	12/25/45	90,875		91,096	(i)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Monthly Treasury Average Index + 1.000%)	2.654%	2/25/46	909,301		847,949	(i)
Waterfall Commercial Mortgage Trust, 2015-SBC5, A	4.104%	9/14/22	196,666		191,301	(a)(i)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000		1,777,722	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000		354,647	(a)
Total Collateralized Mortgage Obligations (Cost — $67,207,526)					67,373,610
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $496,315)	4.000%	3/6/20	9,790,000	ARS	376,998
Senior Loans — 11.9%
Consumer Discretionary — 5.2%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.320%	4/6/24	1,037,367		1,035,638	(i)(m)(n)
American Media Inc., Term Loan (3 mo. LIBOR + 8.000%)	10.334%	9/30/18	1,080,000		1,069,200	(e)(i)(m)(n)
Total Auto Components					2,104,838

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	27

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Consumer Services — 0.2%
Prime Security Services Borrower LLC, First Lien 2016-2 Refinancing Term Loan B1 (1 mo. LIBOR + 2.750%)	4.827%	5/2/22	1,021,730	$1,024,498	(i)(m)(n)
Hotels, Restaurants & Leisure — 1.8%
Alterra Mountain Company, Initial Term Loan (1 mo. LIBOR + 3.000%)	5.077%	7/31/24	1,034,800	1,037,387	(i)(m)(n)
ASHCO LLC, Initial Term Loan (1 mo. LIBOR + 5.000%)	7.077%	9/25/24	327,525	330,063	(i)(m)(n)
Boyd Gaming Corp., Refinancing Term Loan B (1 week LIBOR + 2.500%)	4.450%	9/15/23	91,491	92,074	(i)(m)(n)
Caesars Resort Collection LLC, Term Loan B (1 mo. LIBOR + 2.750%)	4.827%	12/23/24	2,151,993	2,162,176	(i)(m)(n)
CEC Entertainment Inc., First Lien Term Loan B (1 mo. LIBOR + 3.250%)	5.327%	2/15/21	1,115,477	1,053,894	(i)(m)(n)
Golden Nugget Inc., Term Loan B (1 mo. LIBOR + 2.750%)	4.827%	10/4/23	1,030,406	1,034,995	(i)(m)(n)
IRB Holding Corp., Term Loan B (1 mo. LIBOR + 3.250%)	5.347%	2/5/25	1,061,340	1,070,096	(i)(m)(n)
Scientific Games International Inc., Initial Term Loan B5 (3 mo. LIBOR + 2.750%)	4.827-4.921%	8/14/24	705,756	707,079	(i)(m)(n)
Total Hotels, Restaurants & Leisure				7,487,764
Media — 1.0%
CBS Radio Inc., Term Loan B1 (1 mo. LIBOR + 2.750%)	4.831%	11/18/24	1,028,230	1,025,017	(i)(m)(n)
Lions Gate Capital Holdings LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.314%	3/24/25	877,800	878,897	(i)(m)(n)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. LIBOR + 2.750%)	4.827%	3/15/24	1,030,757	1,002,330	(i)(m)(n)
UPC Financing Partnership, Facility AR (1 mo. LIBOR + 2.500%)	4.572%	1/15/26	1,020,000	1,016,414	(i)(m)(n)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. LIBOR + 2.500%)	4.572%	4/15/25	180,000	179,100	(i)(m)(n)
Total Media				4,101,758
Specialty Retail — 1.6%
Academy Ltd., Initial Term Loan (1 mo. LIBOR + 4.000%)	6.092%	7/1/22	968,279	803,498	(i)(m)(n)
CWGS Group LLC, Term Loan (1 mo. LIBOR + 2.750%)	4.827-4.847%	11/8/23	1,109,070	1,107,407	(i)(m)(n)
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. LIBOR + 2.500%)	4.572-4.581%	1/30/23	1,031,348	1,032,121	(i)(m)(n)
Party City Holdings Inc., 2018 Replacement Term Loan (1 mo. LIBOR + 2.750%)	4.830-5.280%	8/19/22	1,113,150	1,115,498	(i)(m)(n)
Petco Animal Supplies Inc., Term Loan (3 mo. LIBOR +3.25%)	5.592%	1/26/23	744,773	538,099	(i)(m)(n)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.100%	3/11/22	2,743,038	2,286,437	(i)(m)(n)
Total Specialty Retail				6,883,060
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Initial Term Loan (1 mo. LIBOR + 5.500%)	7.580%	10/31/20	569,329	438,383	(i)(m)(n)
Total Consumer Discretionary				22,040,301

See Notes to Financial Statements.

28	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.2%
Food & Staples Retailing — 0.0%
Albertson’s LLC, Replacement 2017-1 Term Loan B6 (3 mo. LIBOR + 3.000%)	5.319%	6/22/23	248,856	$247,577	(i)(m)(n)
Food Products — 0.2%
Post Holdings Inc., Replacement Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	4.070%	5/24/24	703,012	704,086	(i)(m)(n)
Total Consumer Staples				951,663
Energy — 0.2%
Electric Utilities — 0.2%
Vistra Operations Company LLC, 2016 Incremental Term Loan B2 (1 mo. LIBOR + 2.250%)	4.327%	12/14/23	1,032,141	1,033,431	(i)(m)(n)
Financials — 0.3%
Capital Markets — 0.1%
RPI Finance Trust, Initial Term Loan B6 (3 mo. LIBOR + 2.000%)	4.334%	3/27/23	329,451	330,507	(i)(m)(n)
Diversified Financial Services — 0.2%
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.330%	8/18/23	560,025	562,825	(i)(m)(n)
Total Financials				892,332
Health Care — 1.6%
Health Care Providers & Services — 0.9%
Air Medical Group Holdings Inc., 2018 Term Loan (1 mo. LIBOR + 3.250%)	5.347%	4/28/22	1,115,376	1,085,051	(i)(m)(n)
Air Methods Corp., Initial Term Loan (3 mo. LIBOR + 3.500%)	5.834%	4/21/24	660,000	609,675	(i)(m)(n)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. LIBOR + 2.500%)	4.577%	8/18/22	633,893	635,003	(i)(m)(n)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. LIBOR + 2.750%)	5.084%	6/7/23	595,132	595,835	(i)(m)(n)
Radnet Management Inc., First Lien Term Loan B1 (3 mo. LIBOR + 3.75%)	6.090-7.750%	6/30/23	568,831	573,097	(i)(m)(n)
Wink Holdco Inc., First Lien Term Loan (1 mo. LIBOR + 3.000%)	5.077%	12/1/24	331,136	329,894	(i)(m)(n)
Total Health Care Providers & Services				3,828,555
Health Care Technology — 0.2%
Change Healthcare Holdings LLC, Closing Date Term Loan B (1 mo. LIBOR + 2.750%)	4.827%	3/1/24	709,247	709,026	(i)(m)(n)
Life Sciences Tools & Services — 0.4%
Albany Molecular Research Inc., First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.327%	8/30/24	794,000	794,893	(i)(m)(n)

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	29

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Life Sciences Tools & Services — continued
Parexel International Corp., Initial Term Loan (1 mo. LIBOR + 2.750%)	4.827%	9/27/24	1,032,200	$1,031,039	(i)(m)(n)
Total Life Sciences Tools & Services				1,825,932
Pharmaceuticals — 0.1%
Catalent Pharma Solutions Inc., Dollar Term Loan B (1 mo. LIBOR + 2.250%)	4.327%	5/20/24	500,339	501,707	(i)(m)(n)
Total Health Care				6,255,545
Industrials — 1.0%
Air Freight & Logistics — 0.2%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.086%	1/15/25	745,619	741,428	(i)(m)(n)
Airlines — 0.1%
American Airlines, Inc., 2017 Replacement Class B Tern Loan (1 month LIBOR + 2.000%)	4.072%	12/14/23	617,760	615,498	(e)(i)(m)(n)
Building Products — 0.5%
Pisces Midco Inc., Initial Term Loan (3 mo. LIBOR + 3.750%)	6.087%	4/12/25	1,110,000	1,113,296	(i)(m)(n)
Quikrete Holdings Inc., Initial First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.827%	11/15/23	1,092,945	1,092,945	(i)(m)(n)
Total Building Products				2,206,241
Professional Services — 0.2%
Advantage Sales & Marketing Inc., First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.327%	7/23/21	773,969	733,739	(i)(m)(n)
Trans Union LLC, 2017 Replacement Term Loan B3 (1 mo. LIBOR + 2.000%)	4.077%	4/9/23	123,834	124,267	(i)(m)(n)
Total Professional Services				858,006
Total Industrials				4,421,173
Information Technology — 0.8%
IT Services — 0.2%
First Data Corp., 2024 New Dollar Term Loan A (1 mo. LIBOR + 2.000%)	4.069%	4/26/24	675,633	676,362	(e)(i)(m)(n)
Software — 0.6%
Almonde Inc., First Lien Dollar Term Loan (3 mo. LIBOR + 3.500%)	5.807%	6/13/24	1,094,486	1,080,634	(i)(m)(n)
Dell International LLC, Refinancing Term Loan A2 (1 mo. LIBOR + 1.750%)	3.830%	9/7/21	731,744	731,817	(i)(m)(n)
Dell International LLC, Refinancing Term Loan B (1 mo. LIBOR + 2.000%)	4.080%	9/7/23	277,900	278,272	(i)(m)(n)
MA FinanceCo LLC, Term Loan B3 (1 mo. LIBOR + 2.500%)	4.577%	6/21/24	50,050	49,894	(i)(m)(n)
Seattle Spinco LLC, Initial Term Loan (1 mo. LIBOR + 2.500%)	4.577%	6/21/24	338,000	336,944	(i)(m)(n)
Total Software				2,477,561
Total Information Technology				3,153,923

See Notes to Financial Statements.

30	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 1.4%
Chemicals — 0.2%
PQ Corp., Third Amendment Term Loan B1 (1 mo. LIBOR + 2.500%)	4.577%	2/8/25	1,053,208	$1,054,261	(i)(m)(n)
Construction Materials — 0.3%
American Builders & Contractors Supply Co. Inc., Term Loan B2 (1 mo. LIBOR + 2.000%)	4.077%	10/31/23	1,104,352	1,101,027	(i)(m)(n)
Containers & Packaging — 0.8%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.077-4.086%	10/1/22	1,004,097	1,007,304	(i)(m)(n)
BWAY Holding Co., Initial Term Loan (3 mo. LIBOR + 3.250%)	5.581%	4/3/24	386,100	385,577	(i)(m)(n)
Flex Acquisition Co. Inc., Initial Lien Term Loan (3 mo. LIBOR + 3.000%)	5.337%	12/29/23	1,028,350	1,027,707	(i)(m)(n)
Reynolds Group Holdings Inc., Incremental US Term Loan (1 mo. LIBOR + 2.750%)	4.827%	2/5/23	1,053,885	1,058,496	(i)(m)(n)
Total Containers & Packaging				3,479,084
Metals & Mining — 0.1%
Murray Energy Corp., Superpriority Term Loan B2 (1 mo. LIBOR + 7.250%)	9.327%	10/17/22	365,089	343,336	(i)(m)(n)
Total Materials				5,977,708
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing Inc., Term Loan B (1 mo. LIBOR + 3.000%)	5.077%	10/24/22	560,046	537,204	(i)(m)(n)
MGM Growth Properties Operating Partnership LP, Term Loan B (1 mo. LIBOR + 2.000%)	4.077%	3/21/25	775,734	776,461	(i)(m)(n)
Total Equity Real Estate Investment Trusts (REITs)				1,313,665
Real Estate Management & Development — 0.3%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. LIBOR + 2.250%)	4.327%	4/18/24	234,408	234,952	(i)(m)(n)
Realogy Group LLC, 2025 Term Loan (1 mo. LIBOR + 2.250%)	4.317%	2/7/25	1,107,218	1,112,235	(i)(m)(n)
Total Real Estate Management & Development				1,347,187
Total Real Estate				2,660,852
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
Level 3 Financing Inc., 2024 Term Loan B3 (1 mo. LIBOR + 2.250%)	4.331%	2/22/24	880,000	882,567	(i)(m)(n)
UnityMedia Hessen GmbH & Co. KG, Senior Facility B (1 mo. LIBOR + 2.250%)	4.322%	9/30/25	520,000	519,350	(i)(m)(n)

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	31

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Virgin Media Bristol LLC, Term Loan K (1 mo. LIBOR + 2.500%)	4.572%	1/15/26	1,088,574	$1,088,063	(i)(m)(n)
Total Telecommunication Services				2,489,980
Total Senior Loans (Cost — $51,372,621)				50,487,583
Asset-Backed Securities — 8.8%
American Money Management Corp., 2017-20A E (3 mo. USD LIBOR + 5.810%)	8.146%	4/17/29	800,000	800,962	(a)(i)
Amortizing Residential Collateral Trust, 2002-BC6 M2 (1 mo. USD LIBOR + 1.800%)	3.864%	8/25/32	159,577	147,790	(i)
Ares XL CLO Ltd., 2016-40A D (3 mo. USD LIBOR + 6.600%)	8.939%	10/15/27	500,000	503,344	(a)(i)
Ares XLIV CLO Ltd., 2017-44A, D (3 mo. USD LIBOR + 6.550%)	8.889%	10/15/29	1,100,000	1,115,730	(a)(i)
Asset Backed Securities Corp. Home Equity Loan Trust, 2003-HE2 M2 (1 mo. USD LIBOR + 2.850%)	4.922%	4/15/33	5,068	5,089	(i)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE6 M4 (1 mo. USD LIBOR + 0.960%)	3.024%	7/25/35	1,450,000	1,452,128	(i)
Avery Point VI CLO Ltd., 2015-6A, E1 (3 mo. USD LIBOR + 5.500%)	7.841%	8/5/27	500,000	500,032	(a)(i)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A, A	2.970%	3/20/24	420,000	407,184	(a)
Barings CLO Ltd., 2017-1A F (3 mo. USD LIBOR + 7.450%)	9.783%	7/18/29	500,000	479,035	(a)(i)
Carlyle US CLO Ltd., 2017-2A, C (3 mo. USD LIBOR + 3.700%)	6.048%	7/20/31	1,000,000	1,018,316	(a)(i)
Catskill Park CLO Ltd., 2017-1A, D (3 mo. USD LIBOR + 6.000%)	8.348%	4/20/29	800,000	810,054	(a)(i)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.490%	10/15/26	670,000	670,000	(a)(i)(l)
Countrywide Asset-Backed Certificates Inc. Asset-Backed Certificates, 2004-5 M4 (1 mo. USD LIBOR + 1.875%)	3.939%	6/25/34	460,114	439,664	(i)
Countrywide Asset-Backed Certificates, 2007-10, 1A1 (1 mo. USD LIBOR + 0.180%)	2.244%	6/25/47	1,081,307	1,037,204	(i)
CVP CLO Ltd., 2017-2A, D (3 mo. USD LIBOR + 2.650%)	4.998%	1/20/31	700,000	678,787	(a)(i)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF4 M1 (1 mo. USD LIBOR + 1.800%)	3.892%	10/25/33	917,392	928,131	(i)
GoldenTree Loan Opportunities X Ltd., 2015-10A, E2 (3 mo. USD LIBOR + 5.200%)	7.548%	7/20/27	500,000	501,681	(a)(i)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	6.975%	4/15/31	1,070,000	1,014,579	(a)(i)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	9,382,822	1,546,983	(a)
Hertz Vehicle Financing II LP, 2015-1A, C	4.350%	3/25/21	750,000	746,311	(a)
Hertz Vehicle Financing II LP, 2016-2A C	4.990%	3/25/22	430,000	432,532	(a)
Hertz Vehicle Financing II LP, 2018-1A, A	3.290%	2/25/24	430,000	417,518	(a)
Kabbage Asset Securitization LLC, 2017-1 B	5.794%	3/15/22	1,000,000	1,020,529	(a)
LCM XXI LP, 2021A D (3 mo. USD LIBOR + 5.100%)	7.448%	4/20/28	250,000	250,815	(a)(i)

See Notes to Financial Statements.

32	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Midocean Credit CLO VII, 2017-7A, D (3 mo. USD LIBOR + 3.880%)	6.219%	7/15/29	500,000	$503,794	(a)(i)
Mosaic Solar Loan Trust, 2018-2GS, A	4.200%	2/22/44	690,093	690,537	(a)
National Collegiate Student Loan Trust, 2004-2, A51 (1 mo. USD LIBOR + 0.480%)	2.544%	12/26/33	916,177	901,691	(i)
Oaktree CLO Ltd., 2015-1A, DR (3 mo. USD LIBOR + 5.200%)	7.548%	10/20/27	750,000	748,151	(a)(i)
Ocean Trails CLO VI, 2016-6A E (3 mo. USD LIBOR + 7.750%)	10.089%	7/15/28	500,000	509,712	(a)(i)
Option One Mortgage Loan Trust, 2007-FXD1, 1A1	5.866%	1/25/37	1,125,538	1,065,095
Option One Mortgage Loan Trust, 2007-FXD1, 2A1	5.866%	1/25/37	1,104,119	1,046,691
Origen Manufactured Housing Contract Trust, 2006-A, A2	3.997%	10/15/37	971,840	913,729	(i)
Origen Manufactured Housing Contract Trust, 2007-A, A2	4.571%	4/15/37	770,670	756,982	(i)
Popular ABS Mortgage Pass-Through Trust, 2005-2, M2	5.717%	4/25/35	1,333,230	1,006,550
Prosper Marketplace Issuance Trust Series, 2017-3A, A	2.360%	11/15/23	496,285	495,795	(a)
RAMP Series Trust, 2003-RS7, MII1 (1 mo. USD LIBOR + 1.125%)	3.189%	8/25/33	88,701	84,771	(i)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	2.404%	3/25/36	60,227	58,955	(i)
Saranac CLO III Ltd., 2014-3A, DR (3 mo. USD LIBOR + 3.250%)	5.582%	6/22/30	605,000	602,714	(a)(i)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,516,664	(a)
Sofi Consumer Loan Program LLC, 2017-1, A	3.280%	1/26/26	423,233	423,552	(a)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	2.284%	2/25/36	3,197,429	179,392	(a)(i)
Thayer Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.100%)	8.448%	4/20/29	900,000	911,624	(a)(i)
Venture X CLO Ltd., 2012-10A DRR (3 mo. USD LIBOR + 4.050%)	6.398%	4/20/27	1,450,000	1,456,187	(a)(i)
Venture XVII CLO Ltd., 2014-17A, ERR (3 mo. USD LIBOR + 5.740%)	8.079%	4/15/27	900,000	886,788	(a)(i)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	8.359%	6/7/30	475,000	479,951	(a)(i)
WaMu Asset-Backed Certificates, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	2.234%	7/25/47	6,698,137	5,178,792	(i)
Total Asset-Backed Securities (Cost — $39,258,769)				37,342,515
Convertible Bonds & Notes — 1.8%
Consumer Discretionary — 0.9%
Media — 0.9%
DISH Network Corp., Senior Notes	2.375%	3/15/24	680,000	594,081
DISH Network Corp., Senior Notes	3.375%	8/15/26	360,000	327,944
GCI Liberty Inc., Senior Notes	1.750%	9/30/46	620,000	650,965	(a)
Liberty Media Corp., Senior Notes	2.125%	3/31/48	1,090,000	1,100,587	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	870,000	916,091	(a)
Total Media				3,589,668

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	33

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security		Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 0.0%
RH, Senior Notes		0.000%	6/15/23	70,000	$64,546	(a)
Total Consumer Discretionary					3,654,214
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Cheniere Energy Inc., Senior Notes		4.250%	3/15/45	260,000	204,622
Health Care — 0.3%
Pharmaceuticals — 0.3%
Jazz Investments I Ltd., Senior Notes		1.500%	8/15/24	1,060,000	1,104,276	(a)
Information Technology — 0.3%
Communications Equipment — 0.2%
Palo Alto Networks Inc., Senior Notes		0.750%	7/1/23	810,000	799,502	(a)
Internet Software & Services — 0.1%
Twitter Inc., Senior Notes		1.000%	9/15/21	500,000	464,797
Twitter Inc., Senior Notes		0.250%	6/15/24	160,000	145,933	(a)
Total Information Technology					1,410,232
Total Convertible Bonds & Notes (Cost — $6,398,462)					6,373,344

		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.5%
Exchange-Traded Purchased Options — 0.1%
E-mini S&P 500 Index Futures, Put @ $2,500.00		8/17/18	145	20,418,103	9,063
E-mini S&P 500 Index Futures, Put @ $2,550.00		8/17/18	346	48,721,817	26,815
E-mini S&P 500 Index Futures, Put @ $2,550.00		9/21/18	44	6,195,838	16,060
E-mini S&P 500 Index Futures, Put @ $2,600.00		9/21/18	71	9,997,830	32,660
U.S. Treasury 10-Year Notes Futures, Put @ $119.00		11/23/18	76	7,600,000	67,687
U.S. Treasury 10-Year Notes Futures, Put @ $119.50		8/24/18	59	5,900,000	26,734
Total Exchange-Traded Purchased Options					179,019

	Counterparty
OTC Purchased Options — 0.4%
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.30 Index, Put @ 75 bps spread	Bank of America N.A.	9/21/18	18,770,000	18,770,000	7,106
Interest rate swaption with Bank of America N.A., Put @ 3.15%	Bank of America N.A.	2/2/23	33,340,000	33,340,000	1,501,114
U.S. Dollar/Brazilian Real, Put @ 3.59 BRL	Morgan Stanley & Co Inc.	8/15/18	2,200,000	2,200,000	1,181
U.S. Dollar/Euro, Call @ $1.16	Barclays Bank PLC	8/27/18	9,200,000	9,200,000	35,889
U.S. Dollar/Euro, Call @ $1.17	Barclays Bank PLC	8/16/18	6,500,000	6,500,000	35,264

See Notes to Financial Statements.

34	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†		Value
OTC Purchased Options — continued
U.S. Dollar/Mexican Peso, Put @ 19.49 MXN	JPMorgan Chase & Co.	8/15/18	2,200,000	2,200,000		$96,271
U.S. Dollar/Turkish Lira, Put @ 4.43 TRY	Goldman Sachs Group Inc.	8/24/18	14,640,000	14,640,000		516
Total OTC Purchased Options						1,677,341
Total Purchased Options (Cost — $2,682,042)						1,856,360

				Shares
Common Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Corp.				43,779		543,128	*
MWO Holdings LLC				488		0	*(d)(e)(f)
Total Common Stocks (Cost — $994,691)						543,128

		Rate
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)		6.000%		151		2,083	(j)
Sanchez Energy Corp.		6.500%		25,150		448,676
Total Convertible Preferred Stocks (Cost — $1,110,621)						450,759

			Maturity Date	Face Amount†
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold		7.000%	8/1/30	2,637		2,683
Federal Home Loan Mortgage Corp. (FHLMC), Gold		6.500%	11/1/31	300		333
Total FHLMC						3,016
FNMA — 0.0%
Federal National Mortgage Association (FNMA)		7.000%	8/1/29-4/1/31	7,926		8,693
Total Mortgage-Backed Securities (Cost — $10,914)						11,709
Total Investments before Short-Term Investments (Cost — $408,312,897)						394,190,896
Short-Term Investments — 3.5%
Sovereign Bonds — 0.4%
Egypt — 0.4%
Egypt Treasury Bills		17.259%	11/13/18	13,700,000	EGP	732,327	(o)
Egypt Treasury Bills		18.475%	2/5/19	21,525,000	EGP	1,103,301	(o)
Total Sovereign Bonds (Cost — $1,861,026)						1,835,628

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	35

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Security	Rate	Shares	Value
Money Market Funds — 3.1%
Western Asset Government Cash Management Portfolio LLC (Cost — $12,912,429)	1.890%	12,912,429	$12,912,429	(p)
Total Short-Term Investments (Cost — $14,773,455)			14,748,057
Total Investments — 96.5% (Cost — $423,086,352)			408,938,953
Other Assets in Excess of Liabilities — 3.5%			14,740,462
Total Net Assets — 100.0%			$423,679,415

†	Face Amount/Notional Amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Value is less than $1.

(g)	The maturity principal is currently in default as of July 31, 2018.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Restricted security (Note 9).

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Securities traded on a when-issued or delayed delivery basis.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	Rate shown represents yield-to-maturity.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At July 31, 2018, the total market value of investments in Affiliated Companies was $12,912,429 and the cost was $12,912,429 (Note 8).

See Notes to Financial Statements.

36	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Abbreviations used in this schedule:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAS	— Connecticut Avenue Securities
CER	— Coeficente de Establilzacion de Referencia
CLO	— Collateral Loan Obligation
EGP	— Egypt Pound
EUR	— Euro
GBP	— British Pound
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
RUB	— Russian Ruble
TRY	— Turkish Lira
UYU	— Uruguayan Peso

Schedule of Written Options
Exchange-Traded Written Options
Security		Expiration Date	Strike Price		Contracts	Notional Amount†	Value
E-mini S&P 500 Index Futures, Put		8/7/18	$2,350.00		277	$39,005,617	$8,310
E-mini S&P 500 Index Futures, Put		9/21/18	2,450.00		71	9,997,830	16,507
E-mini S&P 500 Index Futures, Put		9/21/18	2,400.00		44	6,195,838	8,580
E-mini S&P 500 Index Futures, Put		8/17/18	2,400.00		171	24,079,280	6,413
U.S. Treasury 10-Year Notes Futures, Call		8/24/18	121.00		59	5,900,000	2,766
U.S. Treasury 10-Year Notes Futures, Put		11/23/18	116.50		76	7,600,000	16,625
Total Exchange-Traded Written Options (Premiums received — $220,755)							$59,201
OTC Written Options

	Counterparty
U.S. Dollar/Euro, Call	Morgan Stanley and Co. Inc.	8/27/18	$1.15		4,300,000	$4,300,000	$6,177
U.S. Dollar/South Korean Won, Put	Citibank, N.A.	9/20/18	1,084.00	KRW	4,215,348	4,215,348	13,403
Total OTC Written Options (Premiums received — $59,743)							$19,580
Total Written Options (Premiums received — $280,498)							$78,781

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	37

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

At July 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day EuroDollar	360	12/19	$87,536,023	$87,246,000	$(290,023)
90-Day EuroDollar	425	6/20	103,451,078	102,988,125	(462,953)
Euro-BTP	12	9/18	1,793,800	1,786,299	(7,501)
U.S. Treasury 10-Year Notes	553	9/18	66,268,019	66,040,299	(227,720)
U.S. Treasury 2-Year Notes	7	9/18	1,479,185	1,479,625	440
U.S. Treasury Ultra 10-Year Notes	10	9/18	1,271,476	1,271,094	(382)
U.S. Treasury Ultra Long-Term Bonds	183	9/18	28,369,355	28,713,844	344,489
					(643,650)
Contracts to Sell:
90-Day EuroDollar	244	12/18	59,547,286	59,365,200	182,086
Euro-Bund	289	9/18	54,667,876	54,604,693	63,183
U.S. Treasury 5-Year Notes	591	9/18	66,781,147	66,856,875	(75,728)
U.S. Treasury Long-Term Bonds	86	9/18	12,381,458	12,295,312	86,146
					255,687
Net unrealized depreciation on open futures contracts					$(387,963)

At July 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	11,874,000	USD	389,082	Barclays Bank PLC	8/2/18	$(1,179)
USD	86,603	TWD	2,644,000	JPMorgan Chase & Co.	8/2/18	229
USD	302,198	TWD	9,230,000	JPMorgan Chase & Co.	8/2/18	670
TWD	18,660,000	USD	609,904	Citibank, N.A.	8/3/18	(283)
USD	129,008	TWD	3,920,000	Citibank, N.A.	8/3/18	943
USD	484,378	TWD	14,740,000	Citibank, N.A.	8/3/18	2,823
USD	737,000	MXN	14,826,600	JPMorgan Chase & Co.	8/17/18	(56,194)
USD	737,001	BRL	2,729,850	Morgan Stanley & Co. Inc.	8/17/18	11,166
EUR	1,760,000	USD	2,091,584	Barclays Bank PLC	8/20/18	(30,404)
USD	4,880,000	TRY	22,696,880	Goldman Sachs Bank USA	8/27/18	329,626
ARS	30,840,000	USD	1,478,428	JPMorgan Chase & Co.	9/17/18	(405,932)
INR	695,960,272	USD	10,001,619	Barclays Bank PLC	10/17/18	51,656

See Notes to Financial Statements.

38	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,692,921	SEK	14,661,288	Bank of America, N.A.	10/18/18	$15,411
CAD	2,904,000	USD	2,226,183	Barclays Bank PLC	10/18/18	9,250
IDR	290,519,678	USD	19,945	Barclays Bank PLC	10/18/18	2
JPY	478,981,987	USD	4,303,445	Barclays Bank PLC	10/18/18	3,517
PLN	7,111,311	USD	1,926,558	Barclays Bank PLC	10/18/18	21,687
RUB	56,911,500	USD	907,643	Barclays Bank PLC	10/18/18	(4,028)
USD	1,686,705	AUD	2,263,982	Barclays Bank PLC	10/18/18	4,107
USD	2,371,368	AUD	3,210,300	Barclays Bank PLC	10/18/18	(14,536)
USD	391,132	TWD	11,874,000	Barclays Bank PLC	10/18/18	1,388
CZK	43,554,769	USD	1,990,234	Citibank, N.A.	10/18/18	7,136
USD	612,092	BRL	2,425,600	Citibank, N.A.	10/18/18	(29,029)
USD	4,013,468	CAD	5,258,987	Citibank, N.A.	10/18/18	(34,781)
USD	6,167,782	EUR	5,232,000	Citibank, N.A.	10/18/18	13,386
USD	1,869,313	PHP	101,013,000	Citibank, N.A.	10/18/18	(25,556)
TRY	22,132,970	USD	4,381,465	Citibank, N.A.	10/18/18	(37,516)
USD	35,327	EUR	30,000	Citibank, N.A.	10/18/18	38
USD	7,943,468	EUR	6,738,277	Citibank, N.A.	10/18/18	17,240
USD	11,879,519	GBP	8,953,511	Citibank, N.A.	10/18/18	87,788
USD	1,652,139	MXN	31,677,284	Citibank, N.A.	10/18/18	(25,321)
USD	612,707	TWD	18,660,000	Citibank, N.A.	10/18/18	223
USD	194,913	NZD	284,891	JPMorgan Chase & Co.	10/18/18	723
USD	1,789	ZAR	24,072	JPMorgan Chase & Co.	10/18/18	(21)
USD	756,009	PHP	40,008,000	Deutsche Bank AG	11/15/18	6,614
USD	903,104	PHP	48,000,000	Deutsche Bank AG	11/15/18	4,010
USD	2,231,118	PHP	118,015,000	Deutsche Bank AG	11/15/18	20,563
ARS	24,269,000	USD	741,264	Citibank, N.A.	1/28/19	9,133
Total						$(45,451)

Abbreviations used in this table:
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CZK	— Czech Koruna
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	39

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

Abbreviations used in this table (cont’d):
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

At July 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Deutsche Bank AG (Commonwealth of Australia) 4.750%, due 4/21/27	$4,220,000	6/20/23	0.184%	1.000% quarterly	$(157,688)	$(157,388)	$(300)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.9 Index)	$4,400,000	9/17/58	3.000% monthly	$(364,470)	$(577,077)	$212,607
Morgan Stanley & Co. Inc. (Markit CMBX.NA.BBB-.9 Index)	4,400,000	9/17/58	3.000% monthly	(364,471)	(554,533)	190,062
Total	$8,800,000			$(728,941)	$(1,131,610)	$402,669

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Markit CMBX.NA.AAA.6)	$1,181,992	5/11/63	0.500% monthly	$(9,204)	$(7,526)	$(1,679)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	196,999	5/11/63	0.500% monthly	(1,534)	(1,341)	(193)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.6)	1,378,991	5/11/63	0.500% monthly	(10,738)	(8,765)	(1,973)
Total	$2,757,982			$(21,476)	$(17,632)	$(3,845)

See Notes to Financial Statements.

40	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

	CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	92,410,000	CAD	3/5/20	2.140% semi-annually	3-month CDOR semi-annually	$837	$225,240
	71,460,000		3/7/20	3-month LIBOR quarterly	2.505% semi-annually	—	(359,047)
	524,680,000	MXN	4/5/21	28-Day MXN TIIE-Banxico every 28 days	7.351% every 28 days	(6,335)	(472,352)
	605,800,000	MXN	4/6/22	28-Day MXN TIIE-Banxico every 28 days	7.330% every 28 days	(13,630)	(655,061)
	28,392,000		8/31/22	3-month LIBOR quarterly	2.850% semi-annually	(59,340)	(74,046)
	28,234,000		9/19/23	3-month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.36375% quarterly	—	49,677
	14,670,000		2/6/33	3-month LIBOR quarterly	3.150% semi-annually	—	(18,112)
	6,427,000		11/15/43	2.950% semi-annually	3-month LIBOR quarterly	(41,650)	216,703
	973,500	EUR	8/23/47	1.498% annually	6-month EURIBOR-Reuters semi-annually	1,037	7,443
Total						$(119,081)	$(1,079,555)

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America N.A.	29,728,385	BRL	1/4/21	BRL-CDI**	14.850%**	—	$1,330,651

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.30 Index	$7,830,000	6/20/23	5.000% quarterly	$(552,375)	$(424,181)	$(128,194)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	41

Schedule of investments (cont’d)

July 31, 2018

Western Asset Income Fund

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Percentage shown is an annual percentage rate.

**	One time payment made at termination date.

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
MXN — Mexican Peso

Summary of Investments by Country* (unaudited)
United States	59.8%
United Kingdom	4.9
Indonesia	4.0
Brazil	3.6
Cayman Islands	3.2
Russia	2.6
Argentina	2.3
Mexico	2.1
Italy	1.7
France	1.0
Kazakhstan	0.8
Germany	0.8
Australia	0.7
Senegal	0.7
Canada	0.6
Ireland	0.6
Ghana	0.6
Ecuador	0.6

See Notes to Financial Statements.

42	Western Asset Income Fund 2018 Annual Report

Western Asset Income Fund

Summary of Investments by Country* (unaudited)
Zambia	0.6%
Switzerland	0.5
Luxembourg	0.5
Hong Kong	0.5
United Arab Emirates	0.5
Spain	0.4
Nigeria	0.4
Singapore	0.3
Chile	0.3
Netherlands	0.3
Jamaica	0.3
India	0.2
Egypt	0.2
Honduras	0.2
Uruguay	0.2
China	0.1
Jersey	0.1
Israel	0.1
South Africa	0.1
Kenya	0.0
Short-Term Investments	3.6
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2018 and are subject to change.

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	43

Statement of assets and liabilities

July 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $410,173,922)	$396,026,524
Investments in affiliated securities, at value (Cost — $12,912,429)	12,912,429
Cash	1,393,328
Foreign currency, at value (Cost — $5,739,398)	5,749,509
Receivable for securities sold	2,274,931
Interest receivable	4,696,703
Deposits with brokers for centrally cleared swap contracts	1,415,607
Receivable from broker — variation margin on open futures contracts	68,571
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $1,406,664)	1,406,664
Deposits with brokers for OTC derivatives	1,250,000
Deposits with brokers for open futures contracts and exchange-traded options	1,248,527
OTC swaps, at value	1,330,651
Unrealized appreciation on forward foreign currency contracts	619,329
Receivable for Fund shares sold	365,971
Prepaid expenses	57,547
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $32,186)	33,134
Receivable for open OTC swap contracts	5,133
Other assets	5,008
Total Assets	430,859,566

Liabilities:
Payable for securities purchased	3,994,840
Payable for Fund shares repurchased	949,778
OTC swaps, at value (premiums received — $1,306,630)	908,105
Unrealized depreciation on forward foreign currency contracts	664,780
Investment management fee payable	143,935
Distributions payable	125,485
Written options, at value (premiums received — $280,498)	78,781
Service and/or distribution fees payable	76,040
Payable for open OTC swap contracts	5,191
Payable to broker — variation margin on centrally cleared swap contracts	1,857
Trustees’ fees payable	772
Accrued foreign capital gains tax	57
Accrued expenses	230,530
Total Liabilities	7,180,151
Total Net Assets	$423,679,415

See Notes to Financial Statements.

44	Western Asset Income Fund 2018 Annual Report

Net Assets:
Par value (Note 7)	$688
Paid-in capital in excess of par value	487,364,690
Undistributed net investment income	113,033
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(49,939,466)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	(13,859,530)	†
Total Net Assets	$423,679,415

Net Assets:
Class A	$276,539,319
Class C	$7,185,860
Class C1	$19,348,256
Class I	$119,969,760
Class IS	$636,220

Shares Outstanding:
Class A	45,002,736
Class C	1,170,432
Class C1	3,144,201
Class I	19,417,085
Class IS	102,968

Net Asset Value:
Class A (and redemption price)	$6.14
Class C*	$6.14
Class C1*	$6.15
Class I (and redemption price)	$6.18
Class IS (and redemption price)	$6.18
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.42

†	Net of accrued foreign capital gains tax of $57.

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	45

Statement of operations

For the Year Ended July 31, 2018

Investment Income:
Interest from unaffiliated investments	$27,807,568
Interest from affiliated investments	86,312
Dividends	276,685
Less: Foreign taxes withheld	(149,249)
Total Investment Income	28,021,316

Expenses:
Investment management fee (Note 2)	2,518,920
Service and/or distribution fees (Notes 2 and 5)	919,123
Transfer agent fees (Note 5)	527,246
Registration fees	111,378
Fund accounting fees	101,888
Shareholder reports	56,749
Audit and tax fees	47,092
Legal fees	38,442
Custody fees	36,667
Trustees’ fees	11,562
Insurance	6,033
Commitment fees (Note 10)	4,573
Interest expense	894
Miscellaneous expenses	17,696
Total Expenses	4,398,263
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(42,831)
Net Expenses	4,355,432
Net Investment Income	23,665,884

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(7,090,570)
Futures contracts	(2,921,142)
Written options	1,423,384
Swap contracts	574,359
Forward foreign currency contracts	(1,426,085)
Foreign currency transactions	39,839
Net Realized Loss	(9,400,215)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(13,113,889)	†
Futures contracts	(333,800)
Written options	67,830
Swap contracts	(1,304,075)
Forward foreign currency contracts	1,235,736
Foreign currencies	(7,447)
Change in Net Unrealized Appreciation (Depreciation)	(13,455,645)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(22,855,860)
Increase in Net Assets From Operations	$810,024

†	Net of change in accrued foreign capital gains tax of $57.

See Notes to Financial Statements.

46	Western Asset Income Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2018	2017

Operations:
Net investment income	$23,665,884	$17,879,970
Net realized loss	(9,400,215)	(2,358,093)
Change in net unrealized appreciation (depreciation)	(13,455,645)	12,631,247
Increase in Net Assets From Operations	810,024	28,153,124

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(20,503,460)	(12,617,047)
Return of capital	(2,320,966)	(5,659,871)
Decrease in Net Assets From Distributions to Shareholders	(22,824,426)	(18,276,918)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	156,196,553	83,220,918
Reinvestment of distributions	20,753,450	17,037,760
Cost of shares repurchased	(126,763,679)	(85,328,478)
Increase in Net Assets From Fund Share Transactions	50,186,324	14,930,200
Increase in Net Assets	28,171,922	24,806,406

Net Assets:
Beginning of year	395,507,493	370,701,087
End of year*	$423,679,415	$395,507,493
*Includes undistributed net investment income of:	$113,033	$748,333

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	47

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.46	$6.30	$6.65	$7.03	$6.88

Income (loss) from operations:
Net investment income	0.35	0.30	0.31	0.32	0.34
Net realized and unrealized gain (loss)	(0.33)	0.17	(0.12)	(0.36)	0.18
Total income (loss) from operations	0.02	0.47	0.19	(0.04)	0.52

Less distributions from:
Net investment income	(0.31)	(0.21)	(0.54)	(0.34)	(0.37)
Return of capital	(0.03)	(0.10)	—	—	—
Total distributions	(0.34)	(0.31)	(0.54)	(0.34)	(0.37)

Net asset value, end of year	$6.14	$6.46	$6.30	$6.65	$7.03
Total return[2]	0.45%	7.65%	3.38%	(0.66)%	7.75%

Net assets, end of year (millions)	$277	$280	$276	$303	$319

Ratios to average net assets:
Gross expenses	1.09%	1.14%	1.14%	1.12%	1.14%
Net expenses	1.08 [3]	1.14 [3]	1.14	1.12	1.14
Net investment income	5.49	4.78	4.90	4.64	4.89

Portfolio turnover rate	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Western Asset Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.46	$6.29	$6.64	$7.02	$6.87

Income (loss) from operations:
Net investment income	0.31	0.26	0.26	0.26	0.28
Net realized and unrealized gain (loss)	(0.33)	0.17	(0.11)	(0.36)	0.18
Total income (loss) from operations	(0.02)	0.43	0.15	(0.10)	0.46

Less distributions from:
Net investment income	(0.27)	(0.16)	(0.50)	(0.28)	(0.31)
Return of capital	(0.03)	(0.10)	—	—	—
Total distributions	(0.30)	(0.26)	(0.50)	(0.28)	(0.31)

Net asset value, end of year	$6.14	$6.46	$6.29	$6.64	$7.02
Total return[2]	(0.43)%	7.06%	2.63%	(1.40)%	6.73%

Net assets, end of year (000s)	$7,186	$6,161	$6,814	$6,730	$4,527

Ratios to average net assets:
Gross expenses	1.80%	1.85%	1.85%	1.85%	2.08%
Net expenses[3]	1.79 [4]	1.85	1.85	1.85	1.95 [4]
Net investment income	4.86	4.07	4.19	3.89	4.06

Portfolio turnover rate	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 1.95%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	49

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.47	$6.31	$6.66	$7.04	$6.89

Income (loss) from operations:
Net investment income	0.36	0.28	0.28	0.29	0.31
Net realized and unrealized gain (loss)	(0.36)	0.16	(0.11)	(0.36)	0.18
Total income (loss) from operations	0.00 [5]	0.44	0.17	(0.07)	0.49

Less distributions from:
Net investment income	(0.29)	(0.18)	(0.52)	(0.31)	(0.34)
Return of capital	(0.03)	(0.10)	—	—	—
Total distributions	(0.32)	(0.28)	(0.52)	(0.31)	(0.34)

Net asset value, end of year	$6.15	$6.47	$6.31	$6.66	$7.04
Total return[2]	0.08%[3]	7.21%	2.98%	(1.06)%	7.30%

Net assets, end of year (000s)	$19,348	$25,384	$31,917	$37,691	$46,656

Ratios to average net assets:
Gross expenses	1.47%	1.55%	1.54%	1.53%	1.55%
Net expenses	1.46 [4]	1.55 [4]	1.54	1.53	1.55
Net investment income	5.60	4.38	4.50	4.23	4.48

Portfolio turnover rate	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.08% for the year ended July 31, 2018.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

50	Western Asset Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.50	$6.33	$6.68	$7.06	$6.91

Income (loss) from operations:
Net investment income	0.38	0.32	0.33	0.33	0.36
Net realized and unrealized gain (loss)	(0.34)	0.18	(0.12)	(0.35)	0.18
Total income (loss) from operations	0.04	0.50	0.21	(0.02)	0.54

Less distributions from:
Net investment income	(0.32)	(0.23)	(0.56)	(0.36)	(0.39)
Return of capital	(0.04)	(0.10)	—	—	—
Total distributions	(0.36)	(0.33)	(0.56)	(0.36)	(0.39)

Net asset value, end of year	$6.18	$6.50	$6.33	$6.68	$7.06
Total return[2]	0.61%	8.12%	3.69%	(0.36)%	7.90%

Net assets, end of year (millions)	$120	$83	$56	$67	$17

Ratios to average net assets:
Gross expenses	0.80%	0.86%	0.86%	0.85%	0.90%
Net expenses[3,4]	0.79	0.85	0.85	0.85	0.85
Net investment income	5.99	5.06	5.19	4.89	5.16

Portfolio turnover rate	63%	59%	68%	37%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 0.85%.

See Notes to Financial Statements.

Western Asset Income Fund 2018 Annual Report	51

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class IS Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$6.50	$6.33	$6.68	$6.96

Income (loss) from operations:
Net investment income	0.38	0.33	0.33	0.26
Net realized and unrealized gain (loss)	(0.33)	0.18	(0.11)	(0.26)
Total income from operations	0.05	0.51	0.22	(0.00)	[3]

Less distributions from:
Net investment income	(0.33)	(0.24)	(0.57)	(0.28)
Return of capital	(0.04)	(0.10)	—	—
Total distributions	(0.37)	(0.34)	(0.57)	(0.28)

Net asset value, end of year	$6.18	$6.50	$6.33	$6.68
Total return[4]	0.70%	8.22%	3.72%	(0.04)%

Net assets, end of year (000s)	$636	$424	$109	$9,247

Ratios to average net assets:
Gross expenses	0.72%	0.76%	0.74%	0.73%[5]
Net expenses[6]	0.69 [7]	0.75 [7]	0.74	0.73	[5]
Net investment income	5.97	5.22	5.15	5.01	[5]

Portfolio turnover rate	63%	59%	68%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 23, 2014 (inception date) to July 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective March 31, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2018, the expense limitation was 0.75% and the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

52	Western Asset Income Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (formerly Western Asset Global Strategic Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

Western Asset Income Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

54	Western Asset Income Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$27,398,855	$0	*	$27,398,855
Health care	—	12,447,209	2,068,055		14,515,264
Other corporate bonds & notes	—	119,111,575	—		119,111,575
Sovereign bonds	—	68,349,196	—		68,349,196
Collateralized mortgage obligations	—	67,373,610	—		67,373,610
Non-U.S. treasury inflation protected securities	—	376,998	—		376,998
Senior loans:
Consumer discretionary	—	20,971,101	1,069,200		22,040,301
Industrials	—	3,805,675	615,498		4,421,173
Information technology	—	2,477,561	676,362		3,153,923
Other senior loans	—	20,872,186	—		20,872,186
Asset-backed securities	—	37,342,515	—		37,342,515
Convertible bonds & notes	—	6,373,344	—		6,373,344
Purchased options:
Exchange-traded purchased options	$179,019	—	—		179,019
OTC purchased options	—	1,677,341	—		1,677,341
Common stocks	—	543,128	0	*	543,128
Convertible preferred stocks	—	450,759	—		450,759
Mortgage-backed securities	—	11,709	—		11,709
Total long-term investments	179,019	389,582,762	4,429,115		394,190,896
Short-term investments†:
Sovereign bonds	—	1,835,628	—		1,835,628
Money market funds	—	12,912,429	—		12,912,429
Total short-term investments	—	14,748,057	—		14,748,057
Total investments	$179,019	$404,330,819	$4,429,115		$408,938,953
Other financial instruments:
Futures contracts	676,344	—	—		676,344
Forward foreign currency contracts	—	619,329	—		619,329
Centrally cleared interest rate swaps	—	499,063	—		499,063
OTC interest rate swaps‡	—	1,330,651	—		1,330,651
Total other financial instruments	$676,344	$2,449,043	—		$3,125,387
Total	$855,363	$406,779,862	$4,429,115		$412,064,340

Western Asset Income Fund 2018 Annual Report	55

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,064,307	—	—	$1,064,307
Written options:
Exchange-traded written options	59,201	—	—	59,201
OTC written options	—	$19,580	—	19,580
Forward foreign currency contracts	—	664,780	—	664,780
OTC credit default swaps on sovereign issues — buy protection‡	—	157,688	—	157,688
Centrally cleared interest rate swaps	—	1,578,618	—	1,578,618
Centrally cleared credit default swaps on credit indices — buy protection	—	128,194	—	128,194
OTC credit default swaps on credit indices — buy protection‡	—	21,476	—	21,476
OTC credit default swaps on credit indices — sell protection‡	—	728,941	—	728,941
Total	$1,123,508	$3,299,277	—	$4,422,785

†	See Schedule of Investments for additional detailed categorizations.
‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2017		Accrued Premiums/ Discounts	Realized Gain (loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Asset-backed securities	$1,650,636		$611	$29,880	$85,186	—
Common stocks
Energy	167,018		—	—	(7,376)	$383,486
Materials	0	*	—	(27,695)	27,695	—
Convertible preferred stocks
Energy	972,354		—	(202,761)	54,198	177,503
Corporate bonds & notes
Energy	0	*	—	—	—	—
Health care	1,966,532		3,308	—	98,215	—
Materials	0	*	—	(33)	33	—
Senior loans
Consumer discretionary	—		—	—	7,399	1,061,801
Health care	810,000		(925)	(50)	(8,081)	—
Industrials	—		—	(3,089)	(2,262)	1,029,600
Information technology	—		(5,765)	—	729	1,041,398
Total	$5,566,540		$(2,771)	$(203,748)	$255,736	$3,693,788

56	Western Asset Income Fund 2018 Annual Report

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at July 31, 2018[2]
Asset-backed securities	$(249,649)		—	$(1,516,664)	—		—
Common stocks
Energy	—		—	(543,128)	$0	*	$(74,239)
Materials	0	*	—	—	—		—
Convertible preferred stocks
Energy	(550,535)		—	(450,759)	—		—
Corporate bonds & notes
Energy	—		—	—	0	*	—
Health care	—		—	—	2,068,055		98,214
Materials	0	*	—	—	—		—
Senior loans
Consumer discretionary	—		—	—	1,069,200		7,399
Health care	(6,051)		—	(794,893)	—		—
Industrials	(408,751)		—	—	615,498		(2,262)
Information technology	(360,000)		—	—	676,362		729
Total	$(1,574,986)		—	$(3,305,444)	$4,429,115		$29,841

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily

Western Asset Income Fund 2018 Annual Report	57

Notes to financial statements (cont’d)

to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either

58	Western Asset Income Fund 2018 Annual Report

delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Income Fund 2018 Annual Report	59

Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2018, the total notional value of all credit default swaps to sell protection was $8,800,000. This amount would be offset by the value of the swap’s reference entity, unfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

60	Western Asset Income Fund 2018 Annual Report

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Western Asset Income Fund 2018 Annual Report	61

Notes to financial statements (cont’d)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a

62	Western Asset Income Fund 2018 Annual Report

material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(l) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Western Asset Income Fund 2018 Annual Report	63

Notes to financial statements (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

64	Western Asset Income Fund 2018 Annual Report

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Income Fund 2018 Annual Report	65

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2018, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $1,592,465. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,250,000, which could be used to reduce the required payment.

At July 31, 2018, the Fund held non-cash collateral from Bank of America N.A. and Goldman Sachs Group Inc. in the amounts of $2,873,811 and $21,061, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund are recorded each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

66	Western Asset Income Fund 2018 Annual Report

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of July 31, 2018, there were $57 of capital gains tax liabilities accrued on unrealized gains.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$30,415,536	$(30,415,536)
(b)	$(3,797,724)	3,797,724	—

(a)	Reclassifications are due to the expiration of a capital loss carryover.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts, and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective March 31, 2018, under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Western Asset Income Fund 2018 Annual Report	67

Notes to financial statements (cont’d)

Prior to March 31, 2018, the Fund paid an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan monthly a sub-advisory fee of 0.30% on the assets managed by Western Asset London, Western Asset Singapore and Western Asset Japan.

As a result of expense limitation arrangements, effective March 31, 2018, between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.80%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Prior to March 31, 2018, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended July 31, 2018, fees waived and/or expenses reimbursed amounted to $42,831.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

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Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C	Class C1
Sales Charges	$107,154	—	—
CDSCs	442	$2	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$270,276,437	$12,122,440
Sales	243,094,711	12,739,221

At July 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$422,645,052	$12,748,483	$(26,454,582)	$(13,706,099)
Swap contracts	(1,849,892)	2,232,383	(1,710,957)	521,426
Written options	(280,498)	206,010	(4,293)	201,717
Futures contracts	—	676,344	(1,064,307)	(387,963)
Forward foreign currency contracts	—	619,329	(664,780)	(45,451)

Western Asset Income Fund 2018 Annual Report	69

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$1,595,535	$169,121	$7,106	$84,598	$1,856,360
Futures contracts[3]	676,344	—	—	—	676,344
OTC swap contracts[4]	1,330,651	—	—	—	1,330,651
Centrally cleared swap contracts[5]	499,063	—	—	—	499,063
Forward foreign currency contracts	—	619,329	—	—	619,329
Total	$4,101,593	$788,450	$7,106	$84,598	$4,981,747

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	$19,391	$19,580	—	$39,810	$78,781
Futures contracts[3]	1,064,307	—	—	—	1,064,307
OTC swap contracts[4]	—	—	$908,105	—	908,105
Centrally cleared swap contracts[5]	1,578,618	—	128,194	—	1,706,812
Forward foreign currency contracts	—	664,780	—	—	664,780
Total	$2,662,316	$684,360	$1,036,299	$39,810	$4,422,785

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on

70	Western Asset Income Fund 2018 Annual Report

derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(835,291)	$(160,635)	—	$(2,358,417)	$(3,354,343)
Written options	271,026	457,835	—	694,523	1,423,384
Futures contracts	(2,921,142)	—	—	—	(2,921,142)
Swap contracts	663,368	—	$(89,009)	—	574,359
Forward foreign currency contracts	—	(1,426,085)	—	—	(1,426,085)
Total	$(2,822,039)	$(1,128,885)	$(89,009)	$(1,663,894)	$(5,703,827)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(158,257)	$(269,229)	$(13,541)	$40,290	$(400,737)
Written options	31,554	29,928	—	6,348	67,830
Futures contracts	(333,800)	—	—	—	(333,800)
Swap contracts	(1,594,886)	—	290,811	—	(1,304,075)
Forward foreign currency contracts	—	1,235,736	—	—	1,235,736
Total	$(2,055,389)	$996,435	$277,270	$46,638	$(735,046)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffilliated securities in the Statement of Operations.

During the year ended July 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,105,314
Written options	185,642
Futures contracts (to buy)	227,342,268
Futures contracts (to sell)	310,793,638
Forward foreign currency contracts (to buy)	38,107,458
Forward foreign currency contracts (to sell)	59,527,111

Average Notional Balance
Interest rate swap contracts	$220,067,242
Credit default swap contracts (to buy protection)	14,376,482
Credit default swap contracts (to sell protection)	9,196,154

Western Asset Income Fund 2018 Annual Report	71

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)2,[3]	Net Amount[4,5]
Bank of America N.A.	$2,854,282	—	$2,854,282	$(2,854,282)	—
Barclays Bank PLC	162,760	$(50,147)	112,613	—	$112,613
Citibank N.A.	138,710	(165,889)	(27,179)	27,179	—
Credit Suisse	—	(10,738)	(10,738)	10,738	—
Deutsche Bank AG	31,187	(157,688)	(126,501)	110,000	(16,501)
Goldman Sachs Group Inc.	330,142	—	330,142	(21,061)	309,081
JPMorgan Chase & Co.	97,893	(462,147)	(364,254)	340,000	(24,254)
Morgan Stanley & Co Inc.	12,347	(745,856)	(733,509)	730,000	(3,509)
Total	$3,627,321	$(1,592,465)	$2,034,856	$(1,657,426)	$377,430

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$696,068	†	$383,597
Class C	67,767	†	6,692
Class C1	155,288	†	14,636
Class I	—		122,173
Class IS	—		148
Total	$919,123		$527,246

†

Amounts shown are exclusive of expense reimbursements. For the year ended July 31, 2018, the service and/or distribution fees reimbursed amounted to $179, $1 and $61 for Class A, Class C and Class C1 shares, respectively.

72	Western Asset Income Fund 2018 Annual Report

For the year ended July 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$19,403
Class C	540
Class C1	1,423
Class I	21,285
Class IS	180
Total	$42,831

6. Distributions to shareholders by class

	Year Ended July 31, 2018	Year Ended July 31, 2017
Net Investment Income:
Class A	$13,459,133	$9,220,616
Class C	283,152	172,660
Class C1	999,422	841,041
Class I	5,726,193	2,361,144
Class IS	35,560	21,586
Total	$20,503,460	$12,617,047

Return of Capital:
Class A	$1,483,528	$4,148,957
Class C	33,311	98,500
Class C1	105,535	427,324
Class I	694,266	976,438
Class IS	4,326	8,652
Total	$2,320,966	$5,659,871

7. Shares of beneficial interest

At July 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,152,912	$51,902,839	6,140,731	$38,978,446
Shares issued on reinvestment	2,274,898	14,442,333	2,037,029	12,933,335
Shares repurchased	(8,783,938)	(56,015,546)	(8,688,301)	(54,998,484)
Net increase (decrease)	1,643,872	$10,329,626	(510,541)	$(3,086,703)

Western Asset Income Fund 2018 Annual Report	73

Notes to financial statements (cont’d)

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class C
Shares sold	469,345	$2,986,950	267,743	$1,691,860
Shares issued on reinvestment	44,711	282,918	36,305	230,284
Shares repurchased	(297,843)	(1,884,532)	(433,058)	(2,743,510)
Net increase (decrease)	216,213	$1,385,336	(129,010)	$(821,366)

Class C1
Shares sold	30,019	$191,045	61,156	$387,379
Shares issued on reinvestment	171,447	1,091,360	189,621	1,205,318
Shares repurchased	(979,151)	(6,249,841)	(1,390,855)	(8,812,056)
Net decrease	(777,685)	$(4,967,436)	(1,140,078)	$(7,219,359)

Class I
Shares sold	15,651,360	$100,424,487	6,468,009	$41,304,152
Shares issued on reinvestment	769,957	4,897,391	413,021	2,638,585
Shares repurchased	(9,828,431)	(62,133,337)	(2,854,277)	(18,187,793)
Net increase	6,592,886	$43,188,541	4,026,753	$25,754,944

Class IS
Shares sold	107,637	$691,232	134,671	$859,081
Shares issued on reinvestment	6,197	39,448	4,741	30,238
Shares repurchased	(76,072)	(480,423)	(91,501)	(586,635)
Net increase	37,762	$250,257	47,911	$302,684

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended July 31, 2018. The following transactions were effected in shares of such companies for the year ended July 31, 2018.

	Affiliate Value at July 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$137,786,171	137,786,171	$124,873,742	124,873,742	—	$86,312	—	$12,912,429

74	Western Asset Income Fund 2018 Annual Report

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/ Face Amount	Acquisition Date	Cost	Value at 7/31/2018	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	151	2/17, 4/18	$1,523	$2,083	$13.79	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	1,979,000	6/17	1,962,806	2,068,055	104.50	0.49
			$1,964,329	$2,070,138		0.49%

10. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2018, the Fund incurred a commitment fee in the amount of $4,573. The Fund did not utilize the Redemption Facility during the year ended July 31, 2018.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$20,503,460	$12,617,047
Tax return of capital	2,320,966	5,659,871
Total distributions paid	$22,824,426	$18,276,918

As of July 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(36,479,886)
Capital loss carryforward**	(13,294,386)
Other book/tax temporary differences(a)	(732,558)
Unrealized appreciation/(depreciation)(b)	(13,179,133)
Total accumulated earnings/(losses) — net	$(63,685,963)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

Western Asset Income Fund 2018 Annual Report	75

Notes to financial statements (cont’d)

**	As of July 31, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2019	$13,294,386

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the accrual of interest income on securities in default, and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, book/tax differences on partnership investments the book/tax differences on treatment of certain securities.

12. Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts

76	Western Asset Income Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund)

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

September 28, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Income Fund 2018 Annual Report	77

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

78	Western Asset Income Fund

Independent Trustees† cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Income Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustees and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	139
Other board memberships held by Trustee during past five years	None

80	Western Asset Income Fund

Additional Officers
Ted P. Becker
Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Income Fund	81

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel
Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

82	Western Asset Income Fund

Additional Officers cont’d
Jeanne M. Kelly
Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset Income Fund	83

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2018:

Record date:	Daily	Daily
Payable date:	August 2017 through December 2017	January 2018 through July 2018
Ordinary income:
Qualified dividend income for individuals	1.32%	—
Dividends qualifying for the dividends
received deduction for corporations	1.15%	—
Tax return of capital	—	17.03%

Please retain this information for your records.

84	Western Asset Income Fund

Western Asset

Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC**

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

**	Prior to May 2, 2018, known as Western Asset Management Company.

Custodian

The Bank of New York Mellon (“BNY”)***

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

***	Effective May 7, 2018, BNY became custodian.

Western Asset Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and cred-itworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/18 SR18-3429

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2017 and July 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $135,780 in July 31, 2017 and $156,583 in July 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2017 and $0 in July 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $ 17,110 in July 31, 2017 and $17,450 in July 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2017 and $11,092 in July 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2017 and July 31, 2018; Tax Fees were 100% and 100% for July 31, 2017 and July 31, 2018; and Other Fees were 100% and 100% for July 31, 2017 and July 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in July 31, 2017 and $517,227 in July 31, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: September 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 24, 2018